UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 30, 2015

ENTELLUS MEDICAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	0001-36814	20-4627978
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3600 Holly Lane North, Suite 40

Plymouth, Minnesota 55447

(Address of principal executive offices) (Zip Code)

(763) 463-1595

(Registrant’s telephone number, include area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On June 30, 2015, Entellus Medical, Inc. (the “Company”) entered into amendments (the “Amendments”) with MU Plymouth Ponds LLC with respect to lease agreements (the “Lease Agreements”) relating to the Company’s corporate headquarters in Plymouth, Minnesota at 3500 Holly Lane North (the “3500 Premises”) and 3600 Holly Lane North (the “Current 3600 Premises”). The Amendments provide for the following:

•	starting on February 1, 2016, the lease by the Company of approximately 19,700 additional square feet, consisting of office space, warehouse space and shared mechanical space at 3600 Holly Lane North (the “Additional 3600 Premises,” and with the Current 3600 Premises, the “3600 Premises”);

•	payment by the Company of fixed monthly rents;

•	payment by the Company of certain specified real estate taxes and operating expenses associated with the properties on which the 3500 Premises and the 3600 Premises are located, in each case based on the percentages of space occupied at such properties by the Company;

•	extensions of the terms of the leases of the 3500 Premises and the 3600 Premises to June 30, 2021; and

•	options granted to the Company to lease each of the 3500 Premises and the 3600 Premises for an additional three-year period beginning on July 1, 2021.

Following the Amendments and the inclusion of the Additional 3600 Premises, the Company will lease an aggregate of approximately 52,000 square feet of office space, warehouse space and shared mechanical space. The Additional 3600 Premises will increase the Company’s operating lease obligations by approximately $13,400 per month, beginning in February 2016.

The foregoing summary of the Amendments does not purport to be complete and is qualified in its entirety by reference to the Amendments and the Lease Agreements, which are filed as exhibits to this Current Report on Form 8-K as Exhibits 10.1, 10.1(a), 10.2 and 10.2(a), respectively. A copy of the press release announcing the Company’s lease of the Additional 3600 Premises is attached hereto as Exhibit 99.1 and is incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Commercial Lease dated February 27, 2012, by and between MU Plymouth Ponds LLC and Entellus Medical, Inc., relating to 3600 Holly Lane North, Plymouth, MN

10.1(a)	First Amendment to Commercial Lease dated June 30, 2015, by and between MU Plymouth Ponds LLC and Entellus Medical, Inc., relating to 3600 Holly Lane North, Plymouth, MN

10.2	Commercial Lease dated June 30, 2014, by and between MU Plymouth Ponds LLC and Entellus Medical, Inc., relating to 3500 Holly Lane North, Plymouth, MN

10.2(a)	First Amendment to Commercial Lease dated June 30, 2015, by and between MU Plymouth Ponds LLC and Entellus Medical, Inc., relating to 3500 Holly Lane North, Plymouth, MN

99.1	Press Release dated July 7, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTELLUS MEDICAL, INC.

Date: July 7, 2015

	By:	/s/ Thomas E. Griffin
Thomas E. Griffin

Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Commercial Lease dated February 27, 2012, by and between MU Plymouth Ponds LLC and Entellus Medical, Inc., relating to 3600 Holly Lane North, Plymouth, MN

10.1(a)	First Amendment to Commercial Lease dated June 30, 2015, by and between MU Plymouth Ponds LLC and Entellus Medical, Inc., relating to 3600 Holly Lane North, Plymouth, MN

10.2	Commercial Lease dated June 30, 2014, by and between MU Plymouth Ponds LLC and Entellus Medical, Inc., relating to 3500 Holly Lane North, Plymouth, MN

10.2(a)	First Amendment to Commercial Lease dated June 30, 2015, by and between MU Plymouth Ponds LLC and Entellus Medical, Inc., relating to 3500 Holly Lane North, Plymouth, MN

99.1	Press Release dated July 7, 2015